                                                                    Exhibit 10.5

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[ *** ]", have been
                                                          ---
separately filed with the Securities and Exchange Commission.


                                            LICENSE AGREEMENT # 1020-0320-6-0001

                               LICENSE AGREEMENT
                               -----------------
     THIS AGREEMENT made and executed this 19th day of November, 1997 between JACK HENRY & ASSOCIATES, INC. ("JHA") P. O. Box 807, 663 Highway 60, Monett, MO 65708 and COLORADO BUSINESS BANK, N.A. ("LICENSEE") having its principal office at 821 17th Street, Denver, CO 80202.

     WITNESSETH:

     WHEREAS, JHA is engaged in the business of providing various services relating to the design of computer software programming for use by financial institutions; and

     WHEREAS, Licensee is a financial institution engaged in providing various financial services; and

     WHEREAS, Licensee agrees to obtain from JHA, and JHA by its execution of this Agreement, agrees to furnish to Licensee on the terms and conditions contained herein all of the computer software and services detailed in Exhibit A which is specifically made part of this Agreement.

     NOW, THEREFORE, in consideration of the premises and in further consideration of the performance of the terms and provisions herein contained, JHA and Licensee do hereby contract and agree as follows:

     1.   Software Definition.  In this Agreement Software shall mean only the
          --------------------
computer application programs, manuals, specifications, other documentation or services itemized in Exhibit A,

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[ *** ]", have been
                                                          ---
separately filed with the Securities and Exchange Commission.


together with all future releases, modifications and customization furnished or performed by JHA; in any printed, machine readable or other form including but not limited to listings, manuals, and magnetic media.

     2.   Fees.  Licensee agrees to pay to JHA the fees, payments and expenses
          -----
set out in attached Exhibit A, for the licensed use of computer Software programs and services described in said Exhibit A.

     In addition to fees and payments provided for in this Agreement, Licensee will promptly reimburse JHA for all actual, out-of-pocket expenses including but not limited to travel, lodging, meals, telephone, postage and shipping costs together with any taxes related to this Agreement that might be levied by any governmental body against JHA, other than personal property taxes or income taxes.

     Licensee will pay JHA [  ***       ] interest per month  [  ***       ]
                              ---                                ---
all attorney fees and expenses actually incurred by JHA in collecting any delinquent or past due fees, payments or reimbursements of any kind due JHA by Licensee.

     3.   License.  JHA hereby grants and Licensee accepts a non-transferable
          --------
and non-exclusive license (the "License") to use the Software described in Exhibit A for the original term and all renewals of this Agreement.

     The License granted herein is restricted as follows:

     The Software will be used only to process data of those financial institutions listed in Exhibit B hereto, on IBM AS/400 equipment operated only by Licensee employees or the employees of such financial institutions.

     Additional license fees for processing data for additional financial institutions, other than those listed on Exhibit B, and for processing acquisitions by any of the financial institutions listed on Exhibit B, on JHA Software as described in Exhibit A, will be determined by an addendum to this Agreement.

     The License and the Software may not be assigned, sublicensed, or otherwise transferred or copied in any manner by Licensee without prior written consent from JHA. Licensee agrees not to remove or alter proprietary notices of JHA on any of the materials associated with the Software.

     Licensee shall use the Software only at the site locations of Licensee or the financial institutions that are described in Exhibit B hereto. However off-site testing and/or disaster processing is permitted provided the owner/operator of the off-site facility has signed JHA's Confidentiality Agreement, and JHA is promptly notified by Licensee.

     Licensee also covenants and warrants to JHA that all other financial institutions being processed and off-site test/disaster facilities will conform to, abide by and be governed and bound by this License Agreement the same as though they were a signing Licensee. Licensee accepts full responsibility and liability to JHA for any violation or breach of this License Agreement by any other financial institution being processed by Licensee and an off-site test/disaster facility used by Licensee. If Licensee or any other financial institution being processed by Licensee or off-site test/disaster facility violates or breaches this or any other written agreement it has with JHA or any of its subsidiaries, and such violation or breach is not corrected within thirty days after Licensee receives written notice thereof from JHA, then JHA may terminate Licensee's license to use the Software, and Licensee will cease using the Software and will return all of same to JHA. Licensee further covenants and warrants to JHA that neither Licensee, nor any of its affiliated companies, nor any financial institutions processed by Licensee, will employ, in any capacity, any personnel of JHA or any of its affiliated companies within one year of their employment termination from JHA or any of its affiliated companies, unless JHA consents in writing.

     4.   Warranties.  JHA warrants that unmodified Software will operate in
          -----------
accordance with the then current documentation provided by JHA. This warranty is valid for sixty (60) days from the date of last initial installation of all of said Software. Under this warranty, JHA will correct any program errors in the unmodified Software at no extra charge to Licensee. THIS WARRANTY IS EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, OR ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL JHA BE LIABLE FOR INDIRECT, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

     5.   Proprietary Product.  All Software, customization, modification,
          --------------------
releases and optional modules furnished now or hereafter by JHA to Licensee, shall be and remain the property of JHA, subject to the rights of the Licensee as defined in this Agreement.

     6.   Term.  This Agreement grants the Licensee a non-exclusive, paid-up
          -----
license to use the Software described in Exhibit A, in the manner provided in paragraph 3 above, for twenty-five (25) years immediately subsequent to the date of this Agreement, except as modified by conditions described in paragraph 9 of this Agreement.

     7.   Trade Secret.  Licensee hereby acknowledges that the Software provided
          -------------
by JHA under this Agreement is a trade secret of JHA, and as such is protected by civil and criminal law, is very valuable to JHA, and that its use must be carefully and continuously controlled. In accordance with the aforesaid, Licensee agrees to use the highest standard of diligence to ensure the confidentiality of the

Software, and will prohibit the unauthorized access to, use or duplication of any of the Software. Licensee agrees to keep all machine-readable Software in a secure place which is as secure as Licensee provides for its most confidential materials. Licensee will not cause, permit nor allow the Software or materials provided by JHA to be copied, duplicated transcribed, reverse engineered, sold to, revealed to, or used by any other person, firm or company without prior written consent of JHA. Licensee agrees to notify JHA immediately of the unauthorized possession, use or knowledge of any item supplied under this Agreement by any person or organization not authorized by this Agreement to have such possession, use or knowledge. Licensee will promptly furnish JHA full details of such possession, use or knowledge, and will cooperate fully with JHA in any litigation against third parties deemed necessary by JHA to protect its proprietary rights. Licensee's compliance with the above shall not be construed in any way as a waiver of JHA's right to recover damages or obtain other relief against Licensee for its negligent or intentional harm to JHA's proprietary rights or for breach of contractual rights. If Licensee attempts or allows others to attempt to use, copy, duplicate, transcribe or convey the items supplied by JHA pursuant to this Agreement, in a manner contrary to the terms of this Agreement or in derogation of JHA's proprietary rights, whether these rights are explicitly herein stated, determined by law, or otherwise, JHA shall have, in addition to any other remedies available to it at law or equity, the right to injunctive relief enjoining such actions, Licensee hereby acknowledging that irreparable harm will occur to JHA and that other remedies are inadequate. This paragraph will survive expiration or termination of this Agreement.

     8.   Compliance with Laws.  Licensee assumes all responsibility in assuring
          ---------------------
compliance with all regulations relating to Licensee's use of the Software.

     9.   Business Termination.  At JHA's option, all of Licensee's rights under
          ---------------------
this Agreement shall terminate, and the Software shall be returned to JHA if the ownership or management of Licensee or any of its subsidiaries changes by reason of voluntary or involuntary bankruptcy, receivership, conservatorship, custodianship, assignment for benefit of creditors, seizure of assets, liquidation, dissolution, ceasing to do business, or action by FDIC, RTC or other State or Federal authorities which would divest control from present ownership and management of Licensee.

     In the event JHA ceases to do business, the successor to JHA's assets will be bound by this Agreement the same as JHA, and Licensee may continue to use the Software under all the terms and conditions of this Agreement. If there is no successor to JHA's assets, then the Software shall become the non-exclusive proprietary product of Licensee subject to all of the confidentiality restrictions described in paragraph 7 above, except that Licensee may reveal Software and/or materials to third parties for the sole purpose of maintenance and customization of the Software for the sole use of Licensee, provided said third parties have signed similar written confidentiality restrictions.

     10.  Confidentiality.  JHA and Licensee each agree that all information
          ----------------
communicated to it by the other, including the terms and conditions of this Agreement, whether before the effective date or during the term of this Agreement, shall be received in strict confidence, shall be used only for the purposes of this Agreement, and that no such information shall be disclosed by the recipient party, its agents or employees without prior written consent of the other party, unless such information is publicly available from other than a breach of this provision. Each party agrees to take all reasonable precautions to prevent the disclosure to outside parties of such information, including without limitation, the terms of this Agreement except as may be necessary by reason of legal, accounting or regulatory requirements beyond the reasonable control of JHA or Licensee, as the case may be.

     11.  Delivery.  Delivery of said Software shall be at a time mutually
          ---------
agreed upon by JHA and Licensee, but in no instance shall such date be longer than ninety (90) days following the execution of this Agreement.

     12.  Modification.  Licensee may modify source code or procedures, but
          -------------
shall notify JHA in writing of any modifications so made.

     13.  Statute of Limitations. No action arising out of this Agreement may be
          -----------------------
brought by Licensee or JHA more than two years after the cause of action has accrued and the injured party has actual knowledge of the accrual.

     14.  Complete Agreement.  This document contains the entire agreement
          -------------------
between the parties with respect to the transactions contained herein, and it may be modified or altered only by a written instrument signed by all parties hereto. Attached Exhibits A and B are part of this Agreement.

     15.  Headings.  The headings of each paragraph contained herein are
          ---------
provided only for convenience and shall not he deemed controlling.

     16.  Binding.  This Agreement shall be binding upon and inure to the
          --------
benefit of the parties hereto and their respective assigns and successors.

     17.  Assignability.  This Agreement shall not be transferable or assignable
          --------------
by Licensee without prior written consent by JHA. However, Licensee may assign its rights and obligations under this Agreement by written document, to which JHA is a signing party, to any holding company which becomes a majority stockholder or parent company of Licensee by voluntary action and with the written approval of Licensee and its stockholders. In this event, both Licensee and the assignee shall be responsible and liable to JHA for the performance of the obligations and duties of Licensee pursuant to this Agreement.

     18.  Governing Law.  This Agreement shall be governed by, construed and
          --------------
enforced under, and subject to, the laws of the State of Missouri. If any of the Provisions of this Agreement are

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[ *** ]", have been
                                                          ---
separately filed with the Securities and Exchange Commission.


invalid under any applicable statute or rule of law, they are, to that extent, deemed omitted. Such omission does not change the intent or binding nature of any or all of the rest of this Agreement.

     19.  Services.  At Licensee's request JHA will provide the following
          ---------
services:
          (a) Software customization and/or modification, to the extent possible with Licensee's equipment and the Software. Licensee accepts responsibility for any requested customization and modification.
          (b) Training and education for Licensee's employees concerning the operation and use of the Software.
          (c) Consultation concerning Licensee's electronic data processing needs, problems and solutions.
          (d) Licensee will promptly pay JHA its then current fees for services performed per (a), (b) and (c) above plus all associated out-of-pocket expenses. As of the date of this Agreement the current fees for items (a), (b) and (c) above are listed in attached Exhibit A.

     20.  Installation.  JHA will install said unmodified Software at Licensee's
          -------------
principal office so it will properly operate on Licensee's IBM computer, as specified on Exhibit A and will assist Licensee in converting the financial institutions listed in Exhibit B to the Software system. Licensee will furnish data needed and requested by JHA, and will co-operate with and assist JHA personnel in the installation and conversion of said Software. For the installation and conversion of said Software, Licensee agrees to pay JHA its
current fees as described in Exhibit A attached hereto. [    ***
                                                             ---
                ] All installation and conversion charges and out-of-pocket expenses will be billed monthly and promptly paid by Licensee. JHA's current billing terms are payable

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[ *** ]", have been
                                                          ---
separately filed with the Securities and Exchange Commission.


upon receipt.  A [     ***            ] interest charge per month
                       ---
[     ***           ] will be added to delinquent
      ---
accounts. Installation of said Software will be in accordance with attached Exhibit C which is incorporated herein.

     21.  Limitation of Liability.  JHA shall not be liable to Licensee or any
          ------------------------
other person, firm or company, for failure to fulfill its obligation hereunder due to an event of "force majeure" (herein defined as acts of God, public disaster, fire, flood, riot, war, labor strikes/disputes, judicial orders/decrees, government laws/regulations, or interruptions of communications, transportation or electricity). Any liability of JHA for any loss, damage, or cost hereunder shall be limited to actual direct damages incurred by Licensee, but in no event shall the aggregate of liability exceed the total license fees paid by Licensee to JHA under paragraph 2 above, nor shall any amount of the liability include any indirect, consequential, punitive or special damages incurred by Licensee.

     22.  Supersedes.  This Agreement supersedes all prior agreements, if any,
          -----------
for the licensed use of or the support/maintenance of other JHA software or products.

     23.  Notice.  Any notices under this Agreement shall be written and shall
          -------
be deemed delivered when actually received, or three days after they are deposited with the United States Postal Service, certified mail return receipt requested when addressed to the other party at its above address, which may be changed by written notice.

     24.  Counterparts.  Two (2) duplicate originals of this Agreement are
          -------------
executed with each party retaining one (1) copy.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.

(Seal)                                   JACK HENRY & ASSOCIATES, INC.
ATTEST:                                  663 Highway 60 - P. O. Box 807
                                         Monett, MO 65708
                                         (JHA)
BY:  /s/ Janet E. Gray                   BY:  /s/ Michael R. Wallace
   -------------------                      ------------------------
     Secretary                                    Michael R. Wallace
                                            ------------------------
                                            Print/Type Name
                                            Title:  President/COO
                                                    ---------------

                                            Date:  December 1, 1997
                                                 ------------------

(Seal)                                      COLORADO BUSINESS BANK, N.A.
ATTEST:                                     821 17/th/ Street
                                            Denver, CO 80202
                                            (LICENSEE)

BY:  /s/ Thora R. Aarvig                    BY:  /s/ Richard J. Dalton
   ---------------------                       -----------------------
     Secretary                                       Richard J. Dalton
                                               -----------------------
                                               Print/Type Name
                                               Title: SVP/CFO
                                                      --------

                                               Date: 11/25/97
                                                     ---------

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[ *** ]", have been
                                                          ---
separately filed with the Securities and Exchange Commission.


                                   EXHIBIT A
                                   ---------
     SOFTWARE AND SERVICES PROVIDED BY LICENSE AGREEMENT # 1020-0320-6-0001
FOR: COLORADO BUSINESS BANK, N.A., 821 17th Street, Denver, CO 80202 (LICENSEE) PROGRAMMING FOR JHA SILVERLAKE SYSTEM(R) TO BE INSTALLED ON LICENSEE'S IBM AS/400 COMPUTER

Customer Information File                   Customer Profitability
Demand Deposit Accounting                   Loan Pricing
Savings Accounting                          Stockholder Accounting
Account Analysis                            General Ledger System
Cash Reserve                                Gap Analysis
Cash Sweep                                  Safe Deposit Box Accounting
ACH Origination                             Audit Confirmations
Automatic Funds Transfer                    Accounts Payable
Account Reconciliation                      Report Distribution System
Time Deposit Accounting                     Job Accounting
Individual Retirement Accounting            On-Line Loan Collection System
Loan System                                 Collateral Tracking
Equity Lines of Credit                      Enhanced Statement Module


SUB-TOTAL LICENSE FEE...............................................................   [      ***     ]
                                                                                              ---
Interface to ACH Fed Line...........................................................   [      ***     ]
                                                                                              ---
Interface to Call Reporter (Sheshunoff).............................................   [      ***     ]
                                                                                              ---
Interface to Inclearing via Fed.....................................................   [      ***     ]
                                                                                              ---
Enhanced Account Analysis...........................................................   [      ***     ]
                                                                                              ---
Interface to Dial-up ATM Switch (PBF File)* w/o intercept processing................   [      ***      ]
                                                                                              ---
JHA POD.............................................................................   [      ***     ]
                                                                                              ---
JHA Platform System/(TM)/ (Deposits only)...........................................   [      ***     ]
                                                                                              ---
Implementation of Bankers Systems, Inc. Laser Forms per attached
     Exhibit BSI....................................................................   [      ***     ]
                                                                                              ---
                            [      ***     ]
                                   ---
Interface to Regency's Express Banking (Real Time)..................................   [      ***     ]
                                                                                              ---
JHA Interface to FTI - Profit Vision................................................   [      ***     ]
                                                                                              ---
JHA Interface to FTI - Enterprise Information System................................   [      ***     ]
                                                                                              ---
JHA Demand Account Reclassification Module/(TM)/....................................   [      ***     ]
                                                                                              ---
                            [      ***     ]........................................   [      ***     ]
                                   ---                                                        ---
                                        [      ***     ]............................   [      ***     ]
                                               ---                                            ---


Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[ *** ]", have been
                                                          ---
separately filed with the Securities and Exchange Commission.

[     ***
      ---



                                                            ]

SILVERLAKE              EXHIBIT A (Continued)

The following will be furnished for the above programming. Items 1, 2 and 3 below will be provided for the above programming and standard enhancements which are generally distributed by JHA. Also, Items 2 and 3 will be provided for any custom programming provided by JHA.

     1.   Documentation
     2.   Source Code
     3. Programs on a media and in a format readable by Licensee's said computer.

APPLICABLE TAXES:

     In addition to the fees due under this Agreement, the Licensee agrees to pay amounts equal to all taxes, if any, resulting from this Agreement, or any activities hereunder, exclusive of property taxes and taxes based on net income.

SERVICES PROVIDED:

     1.  On-site Education and Training of Licensee's employees at Licensee's
        location............................................ [     ***
                                                                   ---
                                                                             ]

     2. a) Configuration meeting held at Licensee's location at a time mutually convenient to the parties, at which time JHA will review Licensee's operation, identify programming changes necessary to conform to Licensee's specific requirements, establish necessary form requirements and establish timetable for installation.

        b)  Software installation and conversion as described in Paragraph 20.

          For the above services, 2(a) and 2(b), to install JHA's Standard Programming for JHA Silverlake


          [     ***                                                                      ]
                ---
          Interface to ACH Fed Line.................................................     [  *** ]
                                                                                            ---
          Interface to Call Reporter (Sheshunoff)...................................     [  *** ]
                                                                                            ---
          Interface to Inclearing via Fed...........................................     [  *** ]
                                                                                            ---
          Enhanced Account Analysis.................................................   [    *** ]
                                                                                            ---
          Interface to Dial-Up ATM Switch (PBF File) w/o intercept processing.......   [    *** ]
                                                                                            ---
          JHA POD...................................................................   [    *** ]
                                                                                            ---
          JHA Platform System/(TM)/ (Deposits Only).................................   [    *** ]
                                                                                            ---
          JHA Demand Account Reclassification Module/(TM)/..........................   [    *** ]
                                                                                            ---
                      [     ***                                                      [      *** ]
                            ---                                                             ---

                                                                                                ]


Portions of this exhibit have been omitted pursuant to a request for
confidential treatment.  The omitted portions, marked "[    ***       ]", have
                                                            ---
been separately filed with the Securities and Exchange Commission.


      3.  Program customization and consulting services as described in
          Paragraph 19(a) and 19(c)................................   [  ***   ]
                                                                         ---

      4. Licensee will reimburse JHA for all out-of-pocket expenses in providing the above services.

All fees and expenses for services will be billed monthly and promptly paid by Licensee.

               EXHIBIT B for LICENSE AGREEMENT # 1020-0320-6-0001
               ---------


FOR: COLORADO BUSINESS BANK, N.A., 821 17/th/ Street, Denver, CO 80202
(LICENSEE)


                      FINANCIAL INSTITUTIONS AND LOCATIONS
                      ------------------------------------


NAME                 LOCATION                 BILLING ADDRESS
----                 ---------------          ---------------
COLORADO BUSINESS    821 17/th/ Street
BANK, N.A.           Denver, CO 80202         ---------------

                                              ---------------

                                         ATTN:
                                              ---------------

EXHIBIT C for LICENSE AGREEMENT # 1020-0320-6-001

FOR: COLORADO BUSINESS BANK, N.A., 821 17/th/ Street, Denver, CO 80202

                          SOFTWARE IMPLEMENTATION PLAN
                          ----------------------------

     1. All applications for the Licensee will be converted at the same time on a date mutually agreed upon by JHA and Licensee.

     2. JHA will write conversion programs to translate and convert all balance, transaction, history, customer, and master files from Licensee's current system to JHA's Silverlake System.

     3. Licensee's files will be provided to JHA on 1600 bpi nine track magnetic tape, along with field descriptions, record layouts and other documentation necessary to interpret the data contained in said files.

     4. JHA will assist Licensee in the initial set up of the bank control files and in the selection and designation of all parameters necessary to duplicate Licensee's product offerings including, but not limited to, service charge, interest rates, maturity schedules, statement cycles, etc.

     5. Prior to the scheduled Final Conversion Date, on a date mutually agreed upon by JHA and Licensee, JHA will provide a pre-conversion test of the Software by processing all applications to be converted on Licensee's IBM AS/400 computer. The test will include, but not be limited to: receiving magnetic tapes as of a specified date from Licensee's current system; converting the files from said magnetic tapes to the Silverlake System; adding the next subsequent processing days transactions; processing all applications of the Software; producing and printing all standard system reports, customer statements, customer notices, and balancing all applications to application reports generated by Licensee's current system. JHA will review the results of the test with Licensee for the purpose of identifying errors and/or potential conversion problems. Licensee will review all reports, notices, and statements generated for appearance, accuracy, and acceptability. Licensee will report and JHA will correct, prior to the scheduled Final Conversion Date, all data conversion errors.

     6. JHA agrees to accurately convert all monetary and non-monetary data. JHA will assist Licensee in balancing data converted to the Silverlake System to application reports generated by Licensee's current system. All out-of-balance conditions and data conversion discrepancies will be researched and identified jointly by Licensee and JHA. JHA will correct, at its own expense, all data which was incorrectly converted due to error of JHA. JHA will correct, at Licensee's request and expense, all data which was incorrectly converted due to error of Licensee.

     7. JHA will provide Licensee written documentation for the Silverlake System within thirty (30) days of the execution of this Agreement. Licensee will be responsible for preparing customized user and procedural documentation for each department.

     8. JHA will provide Licensee with access to a test bank on Licensee's IBM AS/400 for the purpose of training Licensee's employees to use the Software. JHA will provide training before, during, and after the conversion to assist Licensee's employees in learning to use and operate the Software.

     9. Prior to the scheduled Final Conversion, JHA agrees to provide program customization and modifications per the detailed written request of Licensee, which must be accepted in writing by JHA.

     10. "Final Conversion Date" shall mean the point at which the applications have been successfully converted, balanced and updated on Licensee's new system, such that the applications meet all acceptance test criteria as set forth in the JHA Silverlake System Conversion and Verification Document, at which time a representative of JHA and a representative of Licensee will sign the Cover Page of said Document. The JHA Silverlake System Conversion and Verification Document is incorporated herein by reference. The Cover Page to such Document is attached hereto as Exhibit D.

 EXHIBIT D for LICENSE AGREEMENT # 1020-0320-6-0001

FOR: COLORADO BUSINESS BANK, N.A., 821 17th Street, Denver, CO 80202

                               COVER PAGE TO THE
                               -----------------

           JHA SILVERLAKE SYSTEM CONVERSION AND VERIFICATION DOCUMENT
           ----------------------------------------------------------


The following signature blocks shall be executed by Jack Henry and Associates, Inc., Monett, Missouri (JHA), and COLORADO BUSINESS BANK, N.A. (Licensee), upon successful conversion, balance and updating of a Software system installed by JHA on behalf of Licensee pursuant to Exhibit C to a certain License Agreement dated _______________ by and between JHA and Licensee.



COLORADO BUSINESS BANK, N.A.                 JACK HENRY & ASSOCIATES, INC.
821 17/th/ Street                            W. Highway 60 - P. O. Box 807
Denver, CO 80202                             Monett, MO 65708
        (Licensee)                               (JHA)

By:                                     By:
   ----------------------------------      ---------------------------------

   ----------------------------------      ---------------------------------
   Print/type name                         Print/type name


Title:                                  Title:
       ------------------------------         ------------------------------


Date:                                   Date:
     --------------------------------        -------------------------------


Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[ *** ]", have been
                                                          ---
separately filed with the Securities and Exchange Commission.


                                  EXHIBIT BSI
                                  -----------

1 - Licensee will sign a separate LICENSE/SUPPORT-LINE AGREEMENT (LSLA) directly with Bankers Systems, Inc (BSI) which will permit Licensee to acquire and use the proprietary Laser Forms of BSI on the JHA Platform System/(TM)/

2 - Licensee will pay JHA in advance as follows:

     [     ***
           ---





                                                            ]

3 - Licensee will receive support for use of BSI's Laser Forms directly from BSI and not from JHA. The Warranty on said Laser Forms is granted to Licensee by BSI in said LSLA. Licensee understands and agrees that JHA makes no warranty or guaranty of said Laser Forms, and has no liability or responsibility to Licensee or any other entity for said Laser Forms, or the use thereof.

                            AUTHORIZED PERSONNEL OF
                            -----------------------

COLORADO BUSINESS BANK, N.A., 821 17th Street, Denver, CO 80202 (LICENSEE)

     The following employees/officers of Licensee are authorized by Licensee to contact and work with JHA on support, maintenance, customization or modifications of JHA Software. This list may, from time to time, be changed by Licensee upon written notice to JHA.


NAME                                    POSITION
----                                    --------

-------------------------------------   --------------------------------------

-------------------------------------   --------------------------------------

-------------------------------------   --------------------------------------

-------------------------------------   --------------------------------------

-------------------------------------   --------------------------------------

-------------------------------------   --------------------------------------

                                        COLORADO BUSINESS BANK, N.A.
                                        821 17/th/ Street
                                        Denver, CO 80202
                                        (LICENSEE)


                                        BY: /s/ Richard J. Dalton
                                            ---------------------
                                        TITLE: SVP/CFO
                                               -------
                                        DATE: 11/25/97
                                              --------

------------------------------------------------------------------------------
BANK                          EMPLOYEE                      AUTHORIZED FOR

------------------------------------------------------------------------------
CBB-DENVER                    BRENDA THAYER                 PROFIT, DL
CBB-DENVER                    CHRISTA STOUT                 ALL
CBB-DENVER                    CONNIE WRIGHT                 ALL
CBB-DENVER                    DAVID WARBACH                 BATCH PROCESSING
CBB-DENVER                    LYNE ANDRICH                  GL
CBB-DENVER                    IRENE LABIAK                  SECURITY, BKKP
CBB-DENVER                    JEAN MATSUDA                  AUDIT FUNCTIONS
CBB-DENVER                    CHRIS RODRIGUEZ*              ALL
CBB-DENVER                    CINDY VANGULICK               LOANS
CBB-DENVER                    PENNY DODD                    ALL